Exhibit 10.5

Aquarius I Acquisition Corp.

Room 901-903, 9/F, Harbour Centre

25 Harbour Road

Wan Chai, Hong Kong SAR

Ladies and Gentlemen:

Aquarius I Acquisition Corp. (the “Company”), a blank check company incorporated under the laws of the Cayman Islands for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”), pursuant to a registration statement on Form S-1 (“Registration Statement”).

The undersigned hereby commits that it will purchase 366,250 units (397,188 units if the underwriters’ over-allotment option is exercised in full) of the Company (“Private Units”), each Private Unit consisting of one ordinary share of the Company, $0.0001 par value each (the “Ordinary Shares”), one warrant (the “Warrants”) entitling its holder to purchase one Ordinary Share, and one right to receive one-tenth (1/10) of an Ordinary Share (each a “Right”), at $10.00 per Private Unit, for a purchase price of $3,662,500, or $3,971,880 if the underwriters’ over-allotment option is exercised in full (the “Private Unit Purchase Price”).

At least twenty-four (24) hours prior to the effective date of the Registration Statement, the undersigned will cause the Private Unit Purchase Price to be delivered to Loeb & Loeb LLP (“Loeb”), counsel for the Company, by wire transfer as set forth in the instructions attached as Exhibit A to hold in a non-interest bearing account until the Company consummates the IPO.

The consummation of the purchase and issuance of the Private Units shall occur simultaneously with the consummation of the IPO. Simultaneously with the consummation of the IPO, Loeb shall deposit the Private Unit Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Company for the benefit of the Company’s public shareholders as described in the Registration Statement. If the Company does not complete the IPO within ten (10) days from the date of this letter, the Private Unit Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Company, and the undersigned acknowledges and agrees that Loeb is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Private Units and Loeb’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Private Unit Purchase Price as described above. Loeb shall not be liable to the Company, Maxim or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless Loeb has acted in a manner constituting gross negligence or willful misconduct. The Company and the undersigned shall indemnify Loeb against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. Loeb may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Private Units will be identical to the units to be sold by the Company in the IPO. Additionally, the undersigned agrees:

●	to vote the Ordinary Shares included in the Private Units in favor of any proposed Business Combination;

●	not to propose, or vote in favor of, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Ordinary Shares sold in the IPO if the Company does not complete an initial Business Combination within 9 months from the date that the registration statement is declared effective (or up to 18 months, as applicable), unless the Company provides the holders of Ordinary Shares sold in the IPO with the opportunity to redeem their Ordinary Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount of the Trust Fund, including interest earned on Trust Fund and not previously released to the Company to pay the Company’s franchise and income taxes, divided by the number of then outstanding Ordinary Shares sold in the IPO;

●	not to convert any Ordinary Shares included in the Private Units into the right to receive cash from the Trust Fund in connection with a shareholder vote to approve either a Business Combination or an amendment to the provisions of the Company’s Amended and Restated Memorandum and Articles of Association, and not to tender the Private Units in connection with a tender offer conducted prior to the closing of a Business Combination;

●	the undersigned will not participate in any liquidation distribution with respect to the Private Units (but will participate in liquidation distributions with respect to any units or Ordinary Shares purchased by the undersigned in the IPO or in the open market) if the Company fails to consummate a Business Combination;

●	that the Private Units and underlying securities will not be transferable until after the consummation of a Business Combination except (i) to the Company’s pre-IPO shareholders, or to the Company’s officers, directors, advisors and employees, (ii) transfers to the undersigned’s affiliates or its members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Private Units were originally purchased or (vii) to the Company for cancellation in connection with the consummation of a Business Combination, in each case (except for clause vii) where the transferee agrees to the terms of the transfer restrictions; and

●	the Private Units will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that the purchaser of the Private Units will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to an insider letter.

The undersigned hereby represents and warrants that:

(a)	it has been advised that the Private Units have not been registered under the Securities Act;

(b)	it will be acquiring the Private Units for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Units in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Company;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes its legal, valid and binding obligation, and is enforceable against it.

This letter agreement constitutes the entire agreement between the undersigned and the Company with respect to the purchase of the Private Units, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to the same.

Very truly yours,

AQUARIUS SPONSOR LIMITED

By:
Name:	Sze Hau Lee
Title:	Director

Accepted and Agreed:

AQUARIUS I ACQUISITION CORP.

By:
	Name:	Sze Hau Lee
	Title:	Chief Executive Officer

Exhibit A

Wire Instructions

Bank Name: Citigroup Private Bank

Bank Address:	153 East 53rd Street

New York, NY 10022

Account Name: Loeb & Loeb LLP – Trust Account

Account Number: 24576266

Routing/ABA Number (Domestic Wires): 021000089

Swift Code (Foreign Wire): CITIUS33

Note: AQUARIUS 237293/10001

A-1